 UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)
of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): June 1, 2023

THE LOVESAC COMPANY
(Exact name of registrant as specified in its charter)

Delaware	001-38555	32-0514958
(State or other jurisdiction of	(Commission	(I.R.S. Employer
incorporation)	File Number)	Identification No.)

Two Landmark Square, Suite 300 Stamford, Connecticut 06901
(Address of Principal Executive Offices, and Zip Code)

(888) 636-1223
Registrant’s Telephone Number, Including Area Code

Not Applicable
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common stock, par value $0.00001 per share	LOVE	The NASDAQ Stock Market LLC

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

 If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.02 Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

On June 1, 2023, The Lovesac Company (the “Company”) held its 2023 Annual Meeting of Stockholders (the “Annual Meeting”). As described below under Item 5.07 of this Current Report on Form 8-K, at the Annual Meeting, the Company’s stockholders approved an amendment to the Company’s Second Amended and Restated 2017 Equity Incentive Plan (the “2017 Equity Plan”), to increase the number of shares of the Company’s common stock authorized and reserved for issuance thereunder by 225,000 shares, making the aggregate number of shares of common stock that may be issued under the 2017 Equity Plan equal to 2,879,889 shares (the “Plan Amendment”). The Plan Amendment previously had been approved, subject to stockholder approval, by the Company’s Board of Directors on March 23, 2023. The Plan Amendment became effective immediately upon stockholder approval at the Annual Meeting.

A more detailed summary of the material features of the Plan Amendment is set forth in the Company’s definitive proxy statement for the Annual Meeting filed with the Securities and Exchange Commission on April 17, 2023 (the “Proxy Statement”) under the heading “Proposal 3: Approval of the Amendment to the Second Amended and Restated 2017 Equity Incentive Plan.” The description of the Plan Amendment set forth above is a summary only and is qualified in its entirety by reference to the full text of the Amendment and the 2017 Equity Plan which are filed as Exhibits 10.1 and 10.2, respectively, to this Current Report on Form 8-K and incorporated herein by reference.

Item 5.07 Submission of Matters to a Vote of Security Holders

The following are the voting results on the four proposals considered and voted upon at the Annual Meeting, all of which were described in the Company's Proxy Statement.

PROPOSAL 1 - Election of eight (8) directors.

	For	Withhold	Broker Non-Vote
John Grafer	8,376,273	1,689,228	1,692,807
Andrew Heyer	5,840,384	4,225,117	1,692,807
Jack Krause	9,943,957	121,544	1,692,807
Sharon Leite	9,351,212	714,289	1,692,807
Walter McLallen	9,293,327	772,174	1,692,807
Vineet Mehra	9,937,977	127,524	1,692,807
Shawn Nelson	9,947,994	117,507	1,692,807
Shirley Romig	7,956,633	2,108,868	1,692,807

PROPOSAL 2 - Advisory approval of the Company's fiscal 2023 compensation for its named executive officers.

For	Against	Abstain	Broker Non-Vote
9,351,870	648,808	64,823	1,692,807

PROPOSAL 3 - Approval of the Amendment to the Second Amended and Restated 2017 Equity Incentive Plan that increases the number of shares for issuance thereunder by 225,000.

For	Against	Abstain	Broker Non-Vote
9,124,564	880,462	60,475	1,692,807

PROPOSAL 4 - Ratification of the appointment of Deloitte & Touche LLP as independent auditor for the Company for the fiscal year ending February 4, 2024.

For	Against	Abstain	Broker Non-Vote
11,687,489	11,357	59,462	1,692,807

Pursuant to the foregoing votes, the eight nominees listed above were elected to serve on the Company’s Board of Directors, and Proposals 2, 3 and 4 were approved.

Item 9.01 Financial Statements and Exhibits
(d) Exhibits

Exhibit No.	Description
10.1	Amendment No. 1 to Second Amended and Restated 2017 Equity Incentive Plan
10.2	Second Amended and Restated 2017 Equity Incentive Plan (incorporated by reference to Exhibit 10.1 to the Quarterly Report on Form 10-Q filed on June 8, 2022)
104	Cover Page Interactive Data File (embedded within the Inline XBRL document)

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: June 2, 2023

THE LOVESAC COMPANY

	By:	/s/ Donna Dellomo
	Name:	Donna Dellomo
	Title:	Executive Vice President and Chief Financial Officer